TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

SHORT DURATION PORTFOLIO (each, a “Portfolio” and together, the “Portfolios”)

TCU SHARES

INVESTOR SHARES

Supplement dated July 1, 2016 to the Prospectuses and Statements of Additional Information (“SAI”) dated December 29, 2015

Effective immediately, James McCarthy no longer serves as a portfolio manager for the Portfolios. Accordingly, all references to Mr. McCarthy in the Prospectuses and SAIs are hereby deleted in their entirety.

Effective immediately, John Olivo will serve as a portfolio manager for the Portfolios.

Accordingly, effective immediately, the Portfolios’ disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Ultra-Short Duration Government Portfolio—Summary Section—Portfolio Managers” section of the Prospectus:

Portfolio Managers: Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Portfolio since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Portfolio since 2016.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Short Duration Portfolio—Summary—Portfolio Managers” section of the Prospectus:

Portfolio Managers: Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Portfolio since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Portfolio since 2016.

The following replaces the first and second rows of the table in the “Portfolio Managers” subsection of the “Service Providers” section of the Prospectus:

Name and Title	Years Primarily Responsible	Five Year Employment History
Dave Fishman Managing Director, Head of Global Liquidity Management	Since 2008	Mr. Fishman is the Head of Global Liquidity Management. Mr. Fishman joined the Investment Adviser in 1997 after working at Bankers Trust as a Portfolio Manager.
John Olivo Managing Director, Global Head of Short Duration	Since 2016	Mr. Olivo is the global head of short duration fixed income strategies. In this role, Mr. Olivo is responsible for portfolio management of several of GSAM’s short duration funds as well as portfolio construction and oversight for investment mandates on behalf of central banks, balance sheet clients, and financial institutions. Previously, he was a member of the short-term taxable portfolio management team and co-managed the U.S. Government money market funds. Mr. Olivo also managed the separate account money market business. Mr. Olivo is a member of the Investment Strategy Committee. He joined GSAM in 1995 as a portfolio trading assistant and was responsible for the daily compliance of all of the taxable money market funds.

Please retain this supplement with your Prospectus and SAI for future reference.

TCU SPT (07/16)